AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                    VARIETY PLUS VARIABLE ANNUITY CONTRACTS
                     SUPPLEMENT DATED SEPTEMBER 23, 2015
                   TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     Effective immediately, American General Life Insurance Company (the "Company") is amending its variable annuity Contracts for the purpose of describing the closing of the Neuberger Berman AMT Balanced Portfolio - Class I (the "Portfolio"), a portfolio of the Neuberger Berman Advisers Management Trust, as a variable investment option under the Contracts effective August 28, 2015. The Portfolio is no longer available as a variable investment option under the Contracts and the only right you have in such Portfolio investment option is the right to transfer your investment to another investment option.

     Effective November 6, 2015 ("Closing Date"), the Portfolio will be merging with and into the Neuberger Berman AMT Mid Cap Growth Portfolio - Class I (Neuberger Mid Cap Portfolio"), the surviving fund (the "Merger").
On the Closing Date, your investment in the Portfolio will automatically be transferred into the Neuberger Mid Cap Portfolio investment option. Only the underlying fund will change, not the investment option itself. Following the Merger, the Neuberger Mid Cap Portfolio will not accept any Purchase Payment allocations or transfers. You will only have a right to transfer your investment to another investment option.

     Because of the limited rights you have in such investment option, you may wish to transfer your investment to any other available investment option in your Contract. You may give us instructions to transfer your investment from the Portfolio to another investment option by calling the Annuity Service Center at the number below or by completing the enclosed transfer form. At any time before 3:00 p.m. central time on the business day prior to the Closing Date, you may transfer your investment in the Portfolio to any of the other variable investment options available in your Contract.

     Listed below are the variable investment options currently offered through your Contract. Please refer to your Contract prospectus for information regarding these variable investment options or call our Annuity Service Center at the number below. Also review your fund prospectuses for more detailed information about these variable investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

     Invesco V.I. Government Securities Fund - Series I
     Fidelity VIP Asset Manager Portfolio - Initial Class
     Fidelity VIP Index 500 Portfolio - Initial Class
     Fidelity VIP Overseas Portfolio - Initial Class
     Neuberger Berman AMT Large Cap Value Portfolio - Class I
     VALIC Co. I Global Social Awareness Fund
     VALIC Co. I International Equities Index Fund
     VALIC Co. I Mid Cap Index Fund
     VALIC Co. I Money Market I Fund
     VALIC Co. I Nasdaq-100 Index Fund
     VALIC Co. I Science & Technology Fund
     VALIC Co. I Small Cap Index Fund
     VALIC Co. I Stock Index Fund

     For a period of time, we may provide you with confirmations, statements and other reports which contain the name of the formerly available Portfolio. Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.